UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2020

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UMH Properties, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-12690	22-1890929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Juniper Business Plaza, Suite 3-C 3499 Route 9 North Freehold, New Jersey (Address of principal executive offices)	07728 (Zip Code)

Registrant’s telephone number, including area code:	(732) 577-9997

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock $.10 par value	UMH	New York Stock Exchange
8.0% Series B Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRB	New York Stock Exchange
6.75% Series C Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRC	New York Stock Exchange
6.375% Series D Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.03 Material Modifications to Rights of Security Holders.

Reclassification of 3,300,000 Shares of Common Stock as Shares of Series D Preferred Stock

On July 15, 2020, UMH Properties, Inc. (the “Company”) filed with the State Department of Assessments and Taxation of the State of Maryland articles supplementary (the “Articles Supplementary”) reclassifying and designating 3,300,000 shares of the Company’s common stock, par value $0.10 per share (“Common Stock”) as shares of 6.375% Series D Cumulative Redeemable Preferred Stock, $0.10 par value per share (“Series D Preferred Stock”).  The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.

After giving effect to the filing of the Articles Supplementary on July 15, 2020, the authorized capital stock of the Company consists of 170,413,800 shares, classified as 140,363,800 shares of Common Stock, 4,000,000 shares of 8.0% Series B Cumulative Redeemable Preferred Stock, $0.10 par value per share, 13,750,000 shares of 6.75% Series C Cumulative Redeemable Preferred Stock, $0.10 par value per share, 9,300,000 shares of Series D Preferred Stock and 3,000,000 shares of excess stock, par value $0.10 per share.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above with respect to the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Articles Supplementary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2020	UMH PROPERTIES, INC.

	By:	/s/ Anna T. Chew
Name: Anna T. Chew
Title: Vice President, Chief Financial Officer and Treasurer

Exhibit Index

3.1	Articles Supplementary.